                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A1


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): October 2, 1998 (September 18, 1998)

                                XETA Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Oklahoma                     0-16231                   73-1130045
 ---------------------------         ----------                ------------
(State or other jurisdiction        (Commission               (IRS Employer
of Incorporation)                   File Number)            Identification No.)


    4500 S. Garnett, Suite 1000, Tulsa, Oklahoma        74146
    --------------------------------------------       --------
    (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:          918-664-8200

                                 Not Applicable
              ----------------------------------------------------
             (Former name or address, if changed since last report.)

This Current Report on Form 8-K/A1 amends the Current Report on Form 8-K filed by XETA Corporation on October 2, 1998 solely to add the pro forma financial information required by Item 7(b).

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

       (b)   Pro Forma Financial Information.

             The following pro forma financial information is set forth in the pages that follow:


             Description of Pro Forma Information                             3

             Pro Forma Condensed Balance Sheet at July 31, 1998               4

             Note to Pro Forma Condensed Balance Sheet                        5

             Pro Forma Condensed Statement of Operations for the Year Ending
             October 31, 1997                                                 6

             Pro Forma Condensed Statement of Operations for the Nine Months
             Ending July 31, 1998                                             7

             Note to Pro Forma Condensed Statement of Operations              8



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
                                XETA CORPORATION

                 DESCRIPTION OF PRO FORMA FINANCIAL INFORMATION


The following unaudited pro forma condensed balance sheet at July 31, 1998, and the unaudited pro forma condensed statements of operations for the nine months ending July 31, 1998, and for the fiscal year ending October 31, 1997, reflect the pro forma financial position and results of operations, respectively of XETA Corporation (the "Company") after giving effect to the acquisition of certain contract rights and inventory from Williams Communications Solutions, LLC ("WCS"). The acquisition included substantially all of the service rights and spare parts inventory related to WCS' service base of Hitachi(R) HCX and DX switches and Centigram voice mail systems connected to those switches.

The unaudited pro forma condensed statements of operations are not necessarily indicative either of the results of operations that would have occurred had the transaction been effected at the beginning of the periods being presented or of future results of operations.



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
                                XETA CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                                  JULY 31, 1998
                                   (Unaudited)


                                                         ASSETS

                                                                                   Pro Forma
                                                                          --------------------------------
                                                         Historical       Adjustments            Total
                                                         ----------       -----------            -----
Current Assets:
  Cash and cash equivalents                            $  5,214,986      $ (2,161,712)(a)     $  3,053,274
  Current portion of net investment in
    sales-type leases                                     1,741,056                --            1,741,056
  Other receivables, net                                  2,644,185                --            2,644,185
  Inventories, net                                        2,338,329           580,500 (a)        2,918,829
  Deferred tax asset, net                                   467,483                --              467,483
  Prepaid expenses and other assets                          84,496                --               84,496
                                                       ------------      ------------         ------------
    Total current assets                                 12,490,535        (1,581,212)          10,909,323
                                                       ------------      ------------         ------------

Noncurrent Assets:
  Net investment in sales-type leases,
    less current portion above                            1,185,991                --            1,185,991
  Purchased long distance contracts, net                    785,310                --              785,310
  Purchased service contracts, net                                          1,694,500 (a)        1,694,500
  Property, plant & equipment, net                        1,921,518                --            1,921,518
  Capitalized software production costs, net of
    accumulated amortization of $423,066 at July 31,
    1998 and $333,066 at October 31, 1997                   626,586                --              626,586
  Other assets                                               78,174                --               78,174
                                                       ------------      ------------         ------------
    Total noncurrent assets                               4,597,579         1,694,500            6,292,079
                                                       ------------      ------------         ------------

    Total assets                                       $ 17,088,114      $    113,288         $ 17,201,402
                                                       ============      ============         ============


                                           LIABILITIES & SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                     $  1,171,379      $         --         $  1,171,379
  Unearned revenue                                        3,170,267           113,288 (a)        3,283,555
  Accrued liabilities                                       768,240                --              768,240
  Accrued federal and state income taxes                    132,522                --              132,522
                                                       ------------      ------------         ------------
    Total current liabilities                             5,242,408           113,288            5,355,696
                                                       ------------      ------------         ------------

Unearned service revenue                                    662,714                --              662,714
                                                       ------------      ------------         ------------

Noncurrent deferred tax liability, net                      504,060                --              504,060
                                                       ------------      ------------         ------------

Commitments

Shareholders' equity:
  Common stock; $.10 par value; 10,000,000
   shares authorized, 2,286,284 and 2,207,285
   issued at July 31, 1998 and October
   31, 1997, respectively                                   228,628                --              228,628
  Paid-in capital                                         5,135,818                --            5,135,818
  Retained earnings                                       6,796,039                --            6,796,039
                                                       ------------      ------------         ------------
                                                         12,160,485                             12,160,485
  Less treasury stock, at cost                           (1,481,553)               --           (1,481,553)
                                                       ------------      ------------         ------------
   Total shareholders' equity                            10,678,932                --           10,678,932
                                                       ------------      ------------         ------------
   Total liabilities & shareholders' equity            $ 17,088,114      $    113,288         $ 17,201,402
                                                       ============      ============         ============


        The accompanying notes are an integral part of these statements.



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

                                XETA CORPORATION
                    NOTE TO PRO FORMA CONDENSED BALANCE SHEET
                                  JULY 31, 1998



The historical consolidated statements reflect the unaudited balances of XETA Corporation and its dormant subsidiary at July 31, 1998.

The pro forma condensed balance sheet assumes the disposition occurred at the end of the period. The pro forma adjustments are as follows:

       (a) To record the cash used for the acquisition of the service contracts and spare parts inventory. Netted from the cash paid and recorded as deferred revenue was $113,288 representing customer service fees that were prepaid to WCS for services to be provided by the Company.



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

                                XETA CORPORATION
                        PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ending October 31, 1997
                                   (Unaudited)

                                                                        Pro Forma
                                                               ------------------------------
                                              Historical       Adjustments          Total
                                              ----------       -----------          -----
Installation & service                       $  9,355,360      $  2,294,798 (a)  $ 11,650,158
Sales of systems                                9,405,120                --         9,405,120
                                             ------------      ------------      ------------
        Total service and sales revenues       18,760,480         2,294,798        21,055,278
                                             ------------      ------------      ------------

Installation & service costs                   (5,884,096)       (1,440,300)(b)    (7,324,396)
Cost of systems                                (6,074,116)               --        (6,074,116)
                                             ------------      ------------      ------------
        Total cost of service and sales       (11,958,212)       (1,440,300)      (13,398,512)
                                             ------------      ------------      ------------

Gross profit                                    6,802,268           854,498         7,656,766
                                             ------------      ------------      ------------

Operating expenses
 Selling, general & administrative              3,629,250           138,997 (c)     3,768,247
 Engineering, research and development,
  and amortization of capitalized
  software production costs                       509,777                --           509,777
 Amortization of service contracts                     --         1,694,500 (d)     1,694,500
                                             ------------      ------------      ------------
        Total operating expenses                4,139,027         1,833,497         5,972,524
                                             ------------      ------------      ------------

Income from operations                          2,663,241          (978,999)        1,684,242
                                             ------------      ------------      ------------

Interest & other income                           667,069                --           667,069
                                             ------------      ------------      ------------
Income/(loss) before taxes                      3,330,310          (978,999)        2,351,311
(Provision)/benefit for income taxes           (1,190,000)          359,000 (e)      (831,000)
                                             ------------      ------------      ------------
Net income/(loss)                            $  2,140,310      $   (619,999)     $  1,520,311
                                             ============      ============      ============
Earnings per share:
 Basic                                       $       1.07                        $       0.76
 Diluted                                     $       0.90                        $       0.64

Weighted average shares outstanding             2,006,255                           2,006,255
Weighted average shares-diluted                 2,365,244                           2,365,244



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

                                XETA CORPORATION
                        PRO FORMA STATEMENT OF OPERATIONS
                    For the Nine Months Ending July 31, 1998
                                   (Unaudited)

                                                                       Pro Forma
                                                             -----------------------------
                                            Historical       Adjustments          Total
                                            ----------       -----------          -----
Installation & service                    $  9,564,188      $  1,798,492 (a)  $ 11,362,680
Sales of systems                             8,475,713                --         8,475,713
Long distance services                         759,508                --           759,508
                                          ------------      ------------      ------------
        Total service and sales revenues    18,799,409         1,798,492        20,597,901
                                          ------------      ------------      ------------

Installation & service costs                (5,986,941)       (1,125,691) (b)   (7,112,632)
Cost of systems                             (5,766,507)               --        (5,766,507)
Cost of long distance services                (315,024)               --          (315,024)
                                          ------------      ------------      ------------
        Total cost of service and sales    (12,068,472)       (1,125,691)      (13,194,163)
                                          ------------      ------------      ------------
Gross profit                                 6,730,937           672,801         7,403,738
                                          ------------      ------------      ------------

Operating expenses
 Selling, general & administrative           3,233,424           195,326 (c)     3,428,750
 Engineering, research and development,
  and amortization of capitalized
  software production costs                    376,885                --           376,885
 Amortization of service contracts                  --                -- (d)            --
                                          ------------      ------------      ------------
        Total operating expenses             3,610,309           195,326         3,805,635
                                          ------------      ------------      ------------
Income from operations                       3,120,628           477,475         3,598,103
                                          ------------      ------------      ------------
Interest & other income                        505,206                --           505,206
                                          ------------      ------------      ------------
Income before taxes                          3,625,834           477,475         4,103,309
Provision for income taxes                  (1,346,000)        (175,000) (e)    (1,521,000)
                                          ------------      ------------      ------------
Net income                                $  2,279,834      $    302,475      $  2,582,309
                                          ============      ============      ============

Earnings per share:
 Basic                                    $       1.12                        $       1.27
 Diluted                                  $       0.96                        $       1.09

Weighted average shares outstanding          2,030,898                           2,030,898

Weighted average shares-diluted              2,369,203                           2,369,203



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

                                XETA CORPORATION
                NOTE TO PRO FORMA CONDENSED OPERATING STATEMENTS



The historical consolidated statements reflect the unaudited results of operations of the Company and its dormant subsidiary for the fiscal year ending October 31, 1997 and for the nine months ending July 31, 1998.

The pro forma condensed statements of operations assume the acquisition occurred at the beginning of the periods being presented. The pro forma adjustments are as follows:


       (a) To record the revenues earned by WCS from services provided to its base of customers with Hitachi(R) switches.

       (b) To record cost of goods sold on the additional revenues. These costs are computed based on the cost structure of the Company for the periods presented. The Company believes that this presentation properly reflects the nature of the transaction in that the purchased contracts will be placed into the Company's existing service business.

       (c) To record additional selling and administrative costs, including commissions and bonuses, assumed to be incurred to earn the revenues presented in each period.

       (d) To record the amortization of the purchase price of the service contracts. Of the total purchase price, $1,694,000 was allocated to the service contracts. This amount is subject to adjustment. The amortization amounts shown generally reflect the average remaining contractual life of the underlying contracts, which the Company has determined to be approximately one year. While some of the contracts purchased by the Company have expiration dates extending significantly beyond one year, management believes that the nature of the industry is such that it must earn each customer's business within one year of the acquisition or face the probable cancellation of that service contract.

       (e)   To record (provision)/benefit for federal and state income taxes.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       XETA Corporation
                                       (Registrant)


Dated:   December 3, 1998              By:   /s/ ROBERT B. WAGNER
                                             ---------------------------------
                                                 Robert B. Wagner
                                                 Vice President-Finance



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